UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 4, 2018

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On September 4, 2018, CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) announced the retirement of Gus Stephas as Executive Vice President - Chief Operating Officer of the Company. Mr. Stephas will continue to serve as an executive officer through September 28, 2018 and his employment with CBL will continue through his retirement date of December 31, 2018, during which time he will be available to assist in the transition of responsibilities to other members of the Company’s executive team.

(e)    In connection with the announcement of Mr. Stephas’ retirement, the Compensation Committee of the Company’s Board of Directors has approved a retirement and severance arrangement, subject to the execution of a definitive agreement with Mr. Stephas, the material terms of which may be summarized as follows:

•	Mr. Stephas will continue to receive his current base salary through December 31, 2018.

•	Mr. Stephas will receive an additional retirement benefit payable in 18 equal monthly installments of $83,333.33 beginning on January 1, 2019.

•
Mr. Stephas will be eligible to receive the quantitative component of his annual bonus award under CBL’s 2018 Annual Incentive Plan for its Named Executive Officers (“NEOs”), as described in the proxy statement for the Company’s 2018 annual meeting of stockholders previously filed with the SEC (the “2018 Proxy Statement”), dependent upon the Company’s 2018 performance in relation to the criteria established for such awards.

•
Mr. Stephas will receive a cash payment of $59,259 in February 2019 as payment of the qualitative portion of his annual bonus under CBL’s 2018 Annual Incentive Plan for NEOs, as described in the 2018 Proxy Statement.

•
All of the 58,523 restricted shares of CBL Common Stock that Mr. Stephas presently holds pursuant to awards granted under the Company’s 2012 Stock Incentive Plan will be fully vested as of January 2, 2019.

•
All of the Performance Stock Units previously granted to Mr. Stephas under the Company’s 2016, 2017 and 2018 Long-Term Incentive Plans for its NEOs, as described in the 2018 Proxy Statement, will be cancelled effective December 31, 2018 and, except as described above, Mr. Stephas will not be eligible to receive any additional compensation or awards under CBL’s Annual or Long-Term NEO Incentive Plans.

•
Pursuant to Mr. Stephas’ eligibility under the Company’s Tier III Post-65 Retiree Insurance Program as described in the 2018 Proxy Statement, he and his spouse will continue to be covered, at CBL’s cost, under the Company’s health insurance program (or similar health insurance coverage) for the period from January 1, 2019 through December 31, 2023. After December 31, 2023, Mr. Stephas may elect to continue such participation at his own cost.

•	A customary release by Mr. Stephas.

Item 7.01 Regulation FD Disclosure.

The Company’s press release announcing Mr. Stephas’ retirement is furnished as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release - CBL Properties Announces COO Gus Stephas to Retire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: September 4, 2018